ELFUN FUNDS

Elfun Diversified Fund

Supplement dated May 3, 2013

To the Statutory Prospectus dated April 30, 2013

and

Summary Prospectus dated April 30, 2013

Effective May 1, 2013, the Elfun Funds statutory prospectus dated April 30, 2013, as supplemented, (the “Prospectus”) and Elfun Diversified Fund summary prospectus dated April 30, 2013 (the “Summary Prospectus”) are revised as follows:

Elfun Diversified Fund

On page 19 of the Prospectus and on page 4 of the Summary Prospectus, the sub-section entitled “Portfolio Managers” under the section entitled “Portfolio Management” is deleted in its entirety and replaced with the following:

The primary individual portfolio managers of the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser
Greg Hartch	2 years	Executive Vice President and Strategy and Business Development Leader
Jeffrey Palma	Less than 1 year	Senior Vice President, Tactical Asset Allocation
David Wiederecht	2 years	President and Chief Investment Officer – Investment Solutions

This Supplement should be retained with your

Summary Prospectus and Prospectus for future reference.